UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Filed Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported): July 22, 2010

Repros Therapeutics Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15281	76-0233274

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2408 Timberloch Place, Suite B-7
The Woodlands, Texas  77380
(Address of principal
executive offices
and zip code)
(281) 719-3400
(Registrant’s telephone
number, including area
code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On July 22, 2010, Repros Therapeutics Inc. (the “Company”) issued a press release titled “Repros Therapeutics Receives Investigational Review Board Approval to Commence Low Dose for Proellex® Study at ICON Site.”  A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
99.1	Press Release dated July 22, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Repros Therapeutics Inc.

Date: July 23, 2010

	By:	/s/ Katherine A. Anderson
Katherine A. Anderson
Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated July 22, 2010